UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒           Definitive Additional Materials
☐           Soliciting Material under §240.14a-12

Hibbett, Inc.
_________________________________________________________________________________
(Name of Registrant as Specified in its Charter)
_________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒    No fee required.

☐              Fee paid previously with preliminary materials.

☐         Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
____________________________________________________________________________________________

Hibbett, Inc. is amending its proxy notice & access card filed with the Securities and Exchange Commission on April 26, 2023, in order to correct the proposals to be voted on at the annual meeting and certain other typographical errors.
IMPORTANT ANNUAL MEETING INFORMATION

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Hibbett, Inc. Stockholder Meeting to be Held on June 7, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 Proxy Statement and Annual Report to stockholders are available at:

Shareholder Meeting Notice

The 2023 Annual Meeting of Stockholders of Hibbett, Inc. will be held on Wednesday, June 7, 2023 at 11:00 a.m. Central Time, virtually via the internet at www.meetnow.global/MGNY9VU. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote “FOR” all the nominees listed and “FOR” Proposals 2 and 3 and “1 YEAR” for Proposal 4:
1.    Election of Class III Directors:
    01 - Anthony F. Crudele
    02 - Pamela J. Edwards
    03 - James A. Hilt
2.    Ratification of the selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm for Fiscal 2024.
3.    Say on Pay - Approval, by non-binding advisory vote, of the compensation of our named executive officers.
4.    Say When on Pay - Approval, by non-binding advisory vote, of the frequency of shareholder votes to approve the compensation of our named executive officers.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
–Internet - Go to www.investorvote.com/hibb
–Phone - Call us free of charge at 1-866-641-4276
–Email - Send an email to investorvote@computershare.com with “Proxy Materials Hibbett,
Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 26, 2023.